Exhibit 99.(a)(3)

Geoworks Corporation
STOCK OPTIONS
CONFIDENTIAL

                                  Election Form

Dear _______________:

     If you accept the offer to exchange options, the Old Options described in Table 1 will be exchanged for the New Option described in Table 2.

     If you do not accept the offer to exchange options, you will retain your Old Options described in Table 1 and you will not receive the New Option described in Table 2.

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Table 1: Old options (to be exchanged for the New Option if you accept the offer):

Plan   Type   Grant Date     Vesting     No. of   Strike Price  Expiration Date
                             Schedule    Shares

[see attached schedule]
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Table 2: New Option (to be granted in exchange for Old Options if you accept the offer):

Plan   Type   Grant Date     Vesting     No. of   Strike Price  Expiration Date
                             Schedule    Shares
       NS0    11-20-01                                            11-20-03

     Please check one box below, sign and date where indicated, provide your home telephone number, and return this form to Barbara Snethen, Laura Atwell or Clare Wafford. Also, please note that you do not need to include any option letters or other documents relating to the options that you are returning, if any. Geoworks Corporation will exchange and cancel such options electronically and update your option records accordingly.

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                               Signature of Owner

[ ] I ACCEPT the offer to exchange options

[ ] I DO NOT accept the offer to exchange options



X                                           Date:
 -------------------------------------------      ------------------------------
         Signature

Home Telephone Number (with area code): _______________

* The new option will have a strike price that will be equal to the closing price for the common stock on the Nasdaq National Market on November 20, 2001, as reported by the Wall Street Journal.




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